UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 4, 2022
 Date of Report (Date of earliest event reported)

FINGERMOTION, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41187	20-0077155
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1460 Broadway New York, New York	10036
(Address of principal executive offices)	(Zip Code)

(347) 349-5339
Registrant’s telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock	FNGR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 2 – FINANCIAL INFORMATION

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

As previously disclosed in FingerMotion, Inc.’s (the “Company”) Current Report on Form 8-K filed with the SEC on August 15, 2022, on August 9, 2022 the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Lind Global Fund II LP, a Delaware limited partnership (the “Investor”), pursuant to which the Company issued to the Investor a secured, two-year, interest free convertible promissory note in the principal amount of $4,800,000 (the “Note”) and a common stock purchase warrant (the “Warrant”) to acquire 3,478,261 shares of common stock of the Company (each, a “Warrant Share”). A total of $4,000,000 was funded under the Note (representing the principal amount less a coupon of 20%). The proceeds from the sale of the Note and the Warrant are for general working capital purposes.

The conversion price of the Note is equal to $2.00, subject to customary adjustments, however, if new securities, other than exempted securities, are issued by the Company at a price less than the conversion price, the conversion price shall be reduced to such price.

An event of default under the Note occurred on November 4, 2022 and on November 21, 2022 pursuant to Section 2.1(e) of the Note in relation to the closing of the Company’s private placements of shares of common stock (the “Shares”) of the Company in the aggregate amount of 2,887,500 Shares at a price of $4.00 per share for gross proceeds of $11,550,000 (the “Private Placement Proceeds”).

Section 2.2 of the Note clearly provides for the remedies upon an event of default, which as described in the Note, the holder may at any time at its option declare the Note immediately due and payable at an amount of 110% or 120% of the outstanding principal amount (the “Mandatory Default Amount”) depending on the type of event of default. In addition, upon an event of default, subject to any applicable cure periods, the holder may (a) from time-to-time demand that all or a portion of the outstanding principal amount be converted into shares of common stock of the Company at the lower of (i) the conversion price (currently $2.00 per share) and (ii) 80% of the average of the three (3) lowest daily VWAPs during the twenty (20) days prior to the delivery of the conversion notice, or (b) exercise or otherwise enforce any one or more of the holder’s rights, powers, privileges, remedies and interests under the Note, the Purchase Agreement, the other transaction documents or applicable law.

The Mandatory Default Amount for an event of default under Section 2.1(e) of the Note is 110% of the outstanding principal amount of the Note, which is $5,280,000. However, the Investor has not declared the Mandatory Default Amount due and payable, which is the trigger for accelerating the Mandatory Default Amount to be due and payable.

In addition, section 5.7 of the Purchase Agreement provides that if the Company issued any equity interests, other than “Exempted Securities” (as defined in the Purchase Agreement), for aggregate proceeds to the Company of greater than $10,000,000 during the term of the Purchase Agreement, excluding offering costs and other expenses, unless otherwise waived in writing by and at the discretion of the Investor, the Company will direct 25% of such proceeds from such issuance to repay the Note.

The Company has advised the Investor that the aggregate Private Placement Proceeds exceeds $10,000,000 and is waiting for the Investor to advise the Company in writing whether the Investor will be waiving the required repayment of 25% of the Private Placement Proceeds from such issuances, being, $2,885,000, or if the Investor will be requiring payment to the Investor as partial repayment of the Note in accordance with the terms of section 5.7 of the Purchase Agreement.

The Company caused the events of default under the Note as it had the opportunity to raise the Private Placement Proceeds to assist in the growth of the Company’s business plans, which the Company believes is in the best interests of the Company and outweighs the 10% increase in the amount payable under the Note. The Company has offered to pay the Mandatory Default Amount to the Investor and extinguish the Note, however, the Investor continues to not declare the Mandatory Default Amount due and payable.

The foregoing description of the terms of the Purchase Agreement and the Note are not completed and are qualified in their entirety by reference to the full text of the forms of the Purchase Agreement and the Note filed as Exhibits 10.1 and 10.2, respectively, to the Company’s Current Report on Form 8-K filed with the SEC on August 15, 2022 and are incorporated by reference herein.

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities

On November 21, 2022, FingerMotion, Inc. (the “Company”) issued 1,000,000 shares of common stock at a price of $4.00 per share to one entity due to the closing of our private placement at $4.00 per share for aggregate gross proceeds of $4,000,000. We relied upon the exemption from registration under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), provided by Rule 506(b) of Regulation D and/or Section 4(a)(2) under the U.S. Securities Act for the issuance of the shares to the one entity, which is a U.S. person.

Pursuant to an existing financial advisory agreement with Benchmark Company, LLC (“Benchmark”) and in connection with the closing of the private placement, we are required to pay Benchmark $80,000 in cash and issue to Benchmark 10,000 warrants, which will entitle it to acquire 10,000 shares of our common stock at a price of $6.70 per share until November 21, 2025. We will rely upon the exemption from registration under the U.S. Securities Act provided by Rule 506(b) of Regulation D and/or Section 4(a)(2) of the U.S. Securities Act for the issuance of the warrants to Benchmark.

SECTION 7 – REGULATION FD

Item 7.01 Regulation FD Disclosure

On November 21, 2022, we issued an aggregate of 1,000,000 shares of common stock at a price of $4.00 per share to one entity due to the closing of our private placement at $4.00 per share for aggregate gross proceeds of $4,000,000.

In connection with the closing of our private placement, we will be paying our financial advisor $80,000 in cash and issuing our financial advisor 10,000 warrants having an exercise price of $6.70 per share and having an expiry date of November 21, 2025.

We plan to use the proceeds from the private placement for working capital and general corporate purposes.

The Company is continuing to investigate through other firms who, if anyone, has been manipulating the price of its shares.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINGERMOTION, INC.

DATE: November 22, 2022	By:	/s/ Martin J. Shen
Martin J. Shen
CEO